SCHEDULE 14A

                                (Rule 14a-101)

                            INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934 (Amendment No. )


Filed by Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting material under Rule 14a-12

                       The Gabelli Investor Funds, Inc.
  --------------------------------------------------------------------------
               (Name of registrant as specified in its charter)


  ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement), if Other Than the Registrant


Payment of filing fee (Check the appropriate box):

[X]  No fee required.


[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                           N/A
               ---------------------------------------

                  (2) Aggregate number of securities to which transaction applies:

                           N/A
               ---------------------------------------

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                           N/A
               ---------------------------------------

                  (4) Proposed maximum aggregate value of transaction:

                           N/A
               ---------------------------------------

                  (5) Total fee paid:

                          N/A
               ---------------------------------------

                  [ ] Fee paid previously with prelimary materials:

               ---------------------------------------



                  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

               (1) Amount previously paid:

                          N/A
               ---------------------------------------

               (2) Form, Schedule or Registration Statement No.:

                          N/A
               ---------------------------------------

               (3) Filing Party:

                          N/A
               ---------------------------------------

               (4) Date Filed:

                          N/A
               ---------------------------------------

                             THE GABELLI ABC FUND


                              Portfolio Series of

                       THE GABELLI INVESTOR FUNDS, INC.

                             One Corporate Center
                           Rye, New York 10580-1422


                                                            [November   ,] 2004

Dear Fellow Shareholder:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of The Gabelli ABC Fund (the "Fund"), a portfolio series of The Gabelli Investor Funds, Inc. (the "Investor Fund"), to consider, among other items, a proposal to amend the Investor Fund's Charter to allow the Fund to redeem those shares not directly registered with the Fund (the "Proposal"), will be held at One Corporate Center, Rye, New York] , on [day of the week], [November ,] 2004 at [9:00 a.m. eastern time]. The enclosed Proxy Statement describes this Proposal in detail.

     Your Board of Directors believes that approval of the Proposal will enhance the Fund's ability to preserve benefits for all investors in the Fund. If approved, this amendment would permit the Fund under certain conditions to redeem shares that continue to be held through certain brokers, financial consultants and other intermediaries. These intermediaries typically require that service fees be paid on their customers' holdings of the Fund's shares. Beginning April 1, 2002, Gabelli Funds, LLC, the Fund's investment adviser, has voluntarily waived 50 basis points of its investment advisory fee and as of January 1, 2003 Gabelli & Company, Inc. the Fund's distributor, agreed to waive receipt of the Fund's 25 basis point 12b-1 distribution fee, thereby substantially decreasing the cost of operating the Fund. Subsequently, the Board eliminated the Fund's 12b-1 distribution plan on the Adviser's recommendation. Your Board of Directors believes neither the Fund nor Gabelli Funds, LLC (the investment adviser) or Gabelli & Company, Inc., (the distributor) should be responsible for these servicing fees. The Fund accepts only direct investors at this time and your Board of Directors believes it is in the shareholders' best interest that the Fund should have the flexibility to take steps to enable it to ensure that all shareholders are direct holders.

     We believe that the Proposal would benefit the shareholders, and we urge you to give it your careful consideration. We look forward to your comments.

                                        Very truly yours,


                                        MARIO J. GABELLI
                                        Chairman and Chief Investment Officer



YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

               Registration                                    Valid Signature
         --------------------------------------------       --------------------
         Corporate Accounts
                (1)              ABC Corp                       ABC Corp.
                (2)              ABC Corp                       John Doe, Treasurer
                (3)              ABC Corp.                      John Doe
                                 c/o John Doe, Treasurer
                (4)              ABC Corp., Profit Sharing      John Doe, Trustee
                                 Plan


         Fund Accounts
                (1)              ABC Fund                       Jane B. Doe, Trustee
                (2)              Jane B. Doe, Trustee           Jane Doe
                                 u/t/d 12/28/78


         Custodial or Estate Accounts
                (1)             John B. Smith, Custodian        John B. Smith
                                f/b/o John B. Smith, Jr. UGMA
                (2)             John B. Smith                  John B. Smith, Jr., Executor


                           Telephone/Internet Voting

     Shares held through various brokerage firms may offer the convenience of voting via telephone or the Internet. If available, instructions are included with this proxy statement and ballot.

                             The Gabelli ABC Fund

                              Portfolio Series of

                       The Gabelli Investor Funds, Inc.
                                ---------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To be held on [December ,] 2004
                                ---------------

     A Special Meeting of Shareholders of The Gabelli ABC Fund (the "Fund"), a portfolio series of The Gabelli Investor Funds, Inc. (the "Investor Fund"), will be held at [401 Theodore Fremd Avenue, Rye, New York], on [day of the week], [December ,] 2004 at [9:00 a.m. eastern time], for the following purposes:

     1. To consider and vote upon Articles of Amendment to the Investor Fund's Charter to permit the Fund to require direct registration of all accounts (the "Proposal");

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on [November ,] 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

     Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the meeting, we ask that you please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of proxies are set forth on the inside cover.

                                              By Order of the Board of Directors

                                              JAMES E. MCKEE
                                              Secretary

[November   ,] 2004

                             THE GABELLI ABC FUND

                              Portfolio Series of

                       THE GABELLI INVESTOR FUNDS, INC.
                                ---------------

                        SPECIAL MEETING OF SHAREHOLDERS

                        To be Held on [December ,] 2004
                                ---------------

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the board of directors (the "Board of Directors") of The Gabelli Investor Funds, Inc. (the "Investor Fund") to be voted at a Special Meeting of Shareholders of The Gabelli ABC Fund (the "Fund") to be held on [day of the week], [December ,] 2004, at [9:00 a.m. eastern time], at [401 Theodore Fremd Avenue, Rye, New York ], and at any adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     The Fund is a portfolio series of The Gabelli Investor Funds, Inc.

     In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of State Street Bank & Trust Company, the Fund's transfer agent, and affiliates of State Street Bank & Trust Company and other representatives of the Fund, its investment adviser and its distributor also may solicit proxies by telephone, telegraph or in person. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares.

     The Fund's most recent annual report and semi-annual report succeeding the annual report are available upon request, without charge, by writing the Fund at One Corporate Center, Rye, New York, 10580-1422 or calling the Fund at 1-800-422-3554.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted FOR the Proposal listed in the accompanying Notice of Special Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     If sufficient votes to approve the Proposal are not received (and regardless of whether or not a quorum exists at the meeting), the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote in their discretion on such adjournment those proxies which they are entitled to vote FOR or AGAINST the Proposal.

     The close of business on [November ,] 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were [ ] shares of common stock of the Fund outstanding.

     To the knowledge of the management of the Fund, the following persons own of record or beneficially 5% or more of the shares of the Fund as of ________ , 2004: (i) Mario J. Gabelli owns approximately [39]% of the Fund; (ii) John Gabelli, as trustee for a trust for the benefit of descendents of his brother Mario J. Gabelli, owns approximately [25%] of the Fund; (iii) MJG Management, Inc., a corporation controlled by Mario J. Gabelli, owns approximately [17%] of the Fund; (iv) Gabelli Asset Management Inc., which is the parent company of the Fund's Investment Adviser and may be deemed to be controlled by Mario
J. Gabelli through his indirect ownership of a majority of its voting stock, owns approximately [7%] of the Fund; and (v) Charles Schwab & Co. for the exclusive benefit of its customers owns approximately [13%] of the Fund. Each of the foregoing shareholders other than Charles Schwab & Co., which disclaims any authority to vote any shares held by it, has indicated its intention to vote in favor of the Proposal. Such votes would be sufficient to approve the Proposal.

     This Proxy Statement is first being mailed to shareholders on or about
[November   ,] 2004.

           PROPOSAL: TO CONSIDER AND ACT UPON ARTICLES OF AMENDMENT
     TO THE FUND'S CHARTER TO REQUIRE DIRECT REGISTRATION OF ALL ACCOUNTS

     The Proposal would permit the redemption of shares held through brokers, financial consultants or other intermediaries where the shares are not directly registered by the beneficial owner with the Fund. These brokers, financial consultants and other intermediaries typically require service fees to be paid on assets their customers hold in the Fund's shares. If the Proposal is approved, it will provide the Fund with the discretion to redeem shares that are not registered directly by the beneficial owner with the Fund. For reasons specific to the Fund, including the elimination of its 25 basis point 12b-1 distribution fee as of January 2003 and the ongoing voluntary waiver by the Fund's investment adviser of 50 basis points of its advisory fee, the Board of Directors believes neither the Fund nor the investment adviser or the distributor should be responsible for the costs associated with maintaining these accounts held at these intermediaries. The Board of Directors believes that approval of the Proposal will enhance the Fund's ability to maintain these expense reduction benefits for all investors in the Fund.

     The Board of Directors believe that some of the potential benefits of the Proposal are: (i) the Fund's ability to know the identity of and communicate directly with its shareholders; (ii) avoiding potential disputes over the cost of shareholder services; (iii) eliminating an unfair potential burden regarding the Fund's distributor shouldering the service costs previously covered by it out of 12b-1 fee payments from the Fund prior to the Fund's termination of its 12b-1 plan; and (iv) making it less likely that the Fund's investment adviser will terminate its voluntary waiver of 50 basis points of investment advisory fees or request that a 25 basis point 12b-1 plan be reinstated.

     A potential detriment of the Proposal is that some beneficial owners would be required to switch to direct holdings, thereby causing such shareholders to lose certain conveniences (such as same day reinvestment from or into a non-Gabelli fund and potentially causing the Fund to lose some account consolidation benefits currently provided by such owners' intermediary. Such potential loss of assets may increase the Fund's expenses and adversely affect the costs of your investment. As of October ____, 2004, approximately [13]% of the Fund's shares were held through intermediaries and could be affected by passage of the proposal. The following example illustrates the expenses that an investor currently pays on a $1,000 investment in the Fund, and the pro forma expenses that an investor would pay on a $1,000 investment in the Fund, assuming the proposal is approved and all intermediary held shares convert to direct holdings or all such shares are redeemed. In both cases the calculations are based on a 5% annual portfolio return. The Board of Directors believes that these potential disadvantages are far outweighed by the cost savings the Fund has been experiencing.


                                                                        1 Year     3 Years      5 Years    10 Years
                                                                        ------     -------      -------    --------

Current Total Expenses Incurred...................................      $6         $19          $34        $75
Total Expenses Incurred if Intermediary Shares Convert............      $6         $20          $35        $78
ProForma Total Expenses Incurred if Intermediary
Shares Are Redeemed...............................................      $6         $19          $33        $73

     On August 12, 2004, the Directors unanimously approved amendments to the Investor Fund's Articles of Incorporation (the "Charter") that will enable the Fund to require direct registration of all existing and future shareholder accounts in the Fund and redeem existing shares that are not directly registered by the beneficial owner.

     A copy of the proposed amendments to the Investor Fund's Charter is set forth in Exhibit A.

     As provided in the proposed amendment, if the Proposal is approved at the meeting, the Fund would provide all beneficial shareholders an opportunity for at least 30 days to convert their accounts to direct accounts in order to avoid having their shares redeemed.

Required Vote

     Approval of the Proposal requires the affirmative vote of a majority of the shares of the Fund outstanding as of the record date.

The Investment Adviser and Administrator

     Gabelli Funds, LLC, a New York limited liability company acts as investment adviser and administrator to the Fund. Its business address is One Corporate Center, Rye, New York 10580-1422.

The Sub-Administrator

     PFPC Inc. acts as sub-administrator of the Fund. Its business address is 760 Moore Road, King of Prussia, Pennsylvania 19406.

The Principal Underwriter/Distributor

     Gabelli & Company, Inc. acts as the principal underwriter/distributor for the Fund. Its business address is One Corporate Center, Rye, New York 10580-1422.

Broker Non-Votes and Abstentions

     The presence at the Meeting, in person or by proxy, of shareholders entitled to cast a majority of all votes is necessary to constitute a quorum for the Meeting. Shareholders of record who are present at the Meeting, in person or by proxy, and those who abstain, including brokers holding shares of record for customers who cause abstentions to be recorded at the Meeting, are considered shareholders who are present and entitled to vote and are counted for purposes of determining if a quorum exists.

     Brokers holding shares of record for customers generally are not entitled to vote on certain matters, such as the Proposal, unless they receive voting instructions from their customers. As used herein, "broker non-votes" means the votes that could have been cast on the Proposal by brokers if the brokers had received instructions from their customers with respect to the Proposal. The Fund will apply the principles set forth below with respect to broker non-votes. Broker non-votes will not be counted for purposes of determining whether a quorum exists. The existence of a quorum will be determined based upon the number of shares held by shareholders present in person plus the number of shares represented by proxies in which votes have been cast or as to which authority to vote has not been withheld on the Proposal.

     To be adopted, the Articles of Amendment must receive the affirmative vote of holders of at least a majority of the Fund's outstanding shares voting as a single class, regardless of whether the holders are present in person or by proxy at the Meeting. Shares for which brokers have not received voting instructions from the beneficial owner may not be voted on this matter, and abstentions and broker non-votes will have the effect of votes against the Articles of Amendment.

     Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Annual Report for the period ended December 31, 2004.

                   OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

The Fund does not hold regular annual meetings. Any shareholder of the Fund desiring to present a proposal for inclusion in the Fund's proxy statement and proxy relating to the Fund's next meeting of shareholders should submit such proposal to the Fund. The deadline for submitting shareholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's next shareholder meeting is a reasonable time before the Fund begins to print and mail its proxy materials. Any proposal submitted after such deadline will be considered untimely.


It is important that proxies be returned promptly. Shareholders are therefore urged to complete, sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.


|X|  PLEASE MARK VOTES AS IN THIS EXAMPLE


                                1) To consider and act upon Articles
     GABELLI ABC                   of Amendment to the Investor Fund's
     FUND                          Charter to require direct registration
                                   of all accounts.

                                                          For     Withhold
                                                                  Authority   Against

                                                          |_|       |_|         |_|


                                2) To transact such other business as may properly come before the Meeting or any adjournment thereof.



Please be sure to sign and date this       Date
Proxy.
----------------------------------------------------------------------------




Shareholder sign here                   Co-owner sign here
--------------------------------------- ------------------------------------

                                                                         Mark box at right if comments or |_|
                                                                         address changes have been noted
                                                                         on the reverse side of this card.

DETACH CARD

THE GABELLI ABC FUND


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. The enclosed proxy materials discuss the proposal in detail.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how you wish your shares to be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your proxy card must be received prior to the Special Meeting of Shareholders, [December ,] 2004.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

The Gabelli ABC Fund

                             The Gabelli ABC Fund
              This proxy is solicited on behalf of the Directors


The undersigned hereby appoints Mario J. Gabelli, Bruce N. Alpert, and James
E. McKee, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli ABC Fund (the "Fund") which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at [401 Theodore Fremd Avenue, Rye, New York] on [day of the week], [December, ] 2004 at [9:00 a.m. eastern time], and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made as to the Proposal, this proxy will be voted FOR the Proposal. Please refer to the Proxy Statement for a discussion of the Proposal.


       -------------------------------------------------------------------------

       PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

       Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
       -------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                                    DO YOU HAVE ANY COMMENTS?
-------------------------------------------------            ------------------------------------------------
-------------------------------------------------            ------------------------------------------------

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-------------------------------------------------            ------------------------------------------------

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-------------------------------------------------            ------------------------------------------------

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

                                                                      EXHIBIT A



                               Charter Amendment

         Article VI, paragraph 3(g) which currently reads as follows:

(g) The Corporation shall have the power to redeem shares of any series at a redemption price determined in accordance with subsection (d) of this section
(3) if at any time the total investment in such account does not have a value of at least $500. In the event the Corporation determines to exercise its power to redeem Shares provided in this subsection (g), the Shareholder shall be notified that the value of his account is less than the applicable minimum amount and shall be allowed 30 days to make an appropriate investment before such mandatory redemption is processed.



         would be amended to read:

(g) The Corporation shall have the power to redeem shares of any series at a redemption price determined in accordance with subsection (d) of this section
(3) if at any time (i) the total investment in such account does not have a value of at least $500 or (ii) the shares are not registered on the books of the Corporation in the name of the beneficial owners of such shares. In the event the Corporation determines to exercise its power to redeem Shares provided in this subsection (g), the Shareholder shall be notified, as applicable, as to the basis of the Corporation's right to redeem such Shareholder's shares and shall be allowed in the case of clause (i) to make an appropriate investment and in the case of clause (ii) to register the shares directly in the name of the beneficial owner of such shares or demonstrate to the Corporation that the Shareholder is the beneficial owner of such shares, in each case within the 30-day period following the mailing or transmission of such notice. For purposes of this subsection (g), the term "beneficial owner" shall mean any person who is deemed a beneficial owner under Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934.